NYSE American: REIwww.ringenergy.com VALUE FOCUSED PROVEN STRATEGY Q3 2023 EARNINGS

Ring Energy, Inc. Forward-Looking Statements and Supplemental Non-GAAP Financial Measures 2 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Forward –Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of strictly historical facts included in this Presentation constitute forward-looking statements and may often, but not always, be identified by the use of such words as “may,” “will,” “should,” “could,” “intends,” “estimates,” “expects,” “anticipates,” “plans,” “project,” “guidance,” “target,” “potential,” “possible,” “probably,” and “believes” or the negative variations thereof or comparable terminology. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitation, statements with respect to the Company’s strategy and prospects. The forward-looking statements include statements about the expected benefits of the acquisition of oil and gas properties (the “Founders Acquisition”) from Founders Oil & Gas IV, LLC (“Founders”) to Ring and its stockholders, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Ring and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Ring’s ability to integrate its combined operations successfully after the Founders Acquisition and achieve anticipated benefits from it; risks relating to any unforeseen liabilities of Ring; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2022, and its other filings. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow,” or “AFCF,” “Adjusted Cash Flow from Operations,” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Liquidity” and “Leverage Ratio.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non-GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix.

Ring Energy, Inc. Independent Oil & Gas Company 3 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Focused on Conventional Permian Assets in Texas CBP NWS Ring Energy Assets “NWS” Northwest Shelf “CBP” Central Basin Platform 1. Reserves as of 12/31/2022 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mc.f 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types. Q3 2023 Net Sales 17,509 Boe/d 84% liquids 16% gas Highly oil weighted 69% oil 2022 SEC Proved Reserves1,2 138.1 MMBoe/ PV10 $2.77 Billion Proved Developed 65% Gross / Net Acres3 Permian Basin 102,348 / 82,694 400+ Proved Locations

Value Focused Proven Strategy

Delivering Peer-leading Returns

Key Takeaways

Adding Size & Scale
2 accretive acquisitions in 12 months

- Stronghold Energy II closed on August 31, 2022
- Founders Oil & Gas closed on August 15, 2023
- Accretive acquisitions enhance key metrics

Delivering Record Results[1]
Adjusted EBITDA

- Q3 2023 increased 10% over Q2 2023
- YTD increased 23% over 2022
- Achieved Company records in FY 2022, Q1 & Q3 2023

Focused on
Maximizing Adjusted Free Cash Flow[1] & Improving Balance Sheet

- Generated AFCF 16 consecutive qtrs.
- YTD AFCF increased 76.5% over 2022
- Paid down $19 million of debt net of the $50 million borrowed to fund Founders Acquisition in Q3

Delivering Peer-Leading Returns
Free Cash Flow Yield[3]

- Top quartile in FCF Yield in 2023E & 2024E
- Trading below peers in EV/2023E EBITDA and EV/YE22 PV-10

Value Focused Proven Strategy
Designed to create sustainable returns to stockholders

- Improving balance sheet and achieving size and scale helps position the Company for its long-term goals – returning capital to stockholders

Focused On Delivering Competitive And Sustainable Returns

By Developing, Acquiring, Exploring for, and Commercializing Oil and Natural Gas Resources Vital to the World's Health and Welfare

1. Adjusted EBITDA, Adjusted Free Cash Flow (AFCF), Adjusted Cash Flow from Operations (ACFFO), and Cash Return On Capital Employed (CROCE) are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures.
2. Leverage Ratio is defined in the appendix.
3. Free cash flow yield is defined as (adjusted free cash flow divided by the average share count for the period) divided by the share price for the period.

4 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Q3 2023 Highlights

Proven Strategy Leads to Record Results



2023
Continuing to produce outstanding results, positioning Ring for strong 2024 performance

	BOE Production	Adjusted Cash Flow From Operations[1]	Adjusted EBITDA[1]	CapEx	Adjusted Free Cash Flow[1]	Leverage Ratio[2]	Liquidity[3]
Q3 2023	**17,509** Boe/d	**$48.5** Million	**$58.6** Million	**$42.4** Million	**$6.1** Million	**1.69x** Ratio	**$171** Million
	84% Liquids **69% Oil**		*Tied company record*				
Q2 2023	**17,271** Boe/d	**$44.0** Million	**$53.5** Million	**$31.6** Million	**$12.6** Million	**1.64x** Ratio	**$204** Million

1. Adjusted EBITDA, Adjusted Free Cash Flow and Adjusted Cash Flow from Operations (ACFFO) are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures.
2. Leverage Ratio is defined in the Appendix. The Leverage Ratio of 1.69x includes an estimated $11.9 million deferred cash payment due in December 2023 for the Founders Acquisition, which is $15.0 million less anticipated post closing adjustments. Excluding the deferred payment in the calculation results in a Leverage Ratio of 1.64x in Q3.
3. Liquidity is defined as cash and cash equivalents plus borrowing base availability under the Company's credit agreement.

5 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Ring Energy, Inc. Compelling Value Proposition 6 Proven Strategy Leads to Shareholder Value 1,2 -10% -5% 0% 5% 10% 15% 20% 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 0.0x 0.1x 0.2x 0.3x 0.4x 0.5x 0.6x 0.7x 0.8x EV/2023E Adjusted EBITDA4EV/PV-104 YE22 1P Reserves 2023E Adjusted FCF3,4 Yield Despite a Track Record of Success Including Strong Returns, Significant Cash Flow, Improved Balance Sheet and Meaningful Growth, Ring Currently Trades at a Discount to Peers 1. Peers include: Berry Corporation, HighPeak Energy, Permian Resources, Riley Permian, SilverBow Resources, Vital Energy and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 10/31/23. 3. Free cash flow yield is defined as adjusted free cash flow divided by the average share count for the period divided by the share price for the period. 4. Adjusted EBITDA, Adjusted FCF and PV-10 are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Ring Energy, Inc. Compelling Value Proposition Heading into 2024 7 Proven Strategy Leads to Shareholder Value 1,2 -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x EV/2024E Adjusted EBITDA3 2024E Adjusted FCF3 Yield With Meaningful Growth in Production, Cash Flow and Adjusted EBITDA Forecasted into 2024, Ring has Significant Upside as it Continues to Trade at a Discount to Peers 1. Peers include: Berry Corporation, HighPeak Energy, Permian Resources, Riley Permian, SilverBow Resources, Vital Energy and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 10/31/23. 3. Adjusted EBITDA, Adjusted FCF and PV-10 are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Ring Energy, Inc. Strong Cash Operating Margins vs. Peers1,2 8 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Operational Excellence and Cost Control Drive Profitability $ 5 .7 8 $ 8 .1 1 $ 8 .3 0 $ 1 1 .6 3 $ 1 4 .4 5 $ 1 7 .4 4 $ 2 1 .0 3 $ 2 4 .6 2 $ 2 7 .1 9 $ 2 8 .1 9 $ 3 3 .5 6 $36.40 $40.27 $42.33 $71.27 $27.86 $42.36 $42.35 $42.24 $41.22 $52.03 $53.15 $0 $10 $20 $30 $40 $50 $60 $70 $80 Peer 1 Peer2 Peer 3 Peer 4 Peer 5 Peer 6 Median Peer 7 Peer 8 REI Peer 9 $ /B O E Cash Operating Margin Realized Pricing 1H 2023 Cash Operating Margin and Realized Pricing Top Quartile Cash Operating Margin • High oil weighting of ~70% and 84% mix of oil + liquids contributes to high realized pricing per Boe • Low cash operating costs and maintaining cost discipline drive margin expansion • Generating over $28 per Boe in margin in 1H 2023 demonstrates strength of long-life asset base • Strong cash operating margins allow the Company to withstand volatile commodity price swings • Robust margins lead to increased cash flow, debt reduction and stronger returns “ Improving operational margins leads to higher returns...pursuing strategic acquisitions of high margin assets leads to sustainable higher returns “ - Paul McKinney 1. Peers include: Amplify Energy, Battalion, Berry Corporation, Crescent Energy, Earthstone Energy, Riley Permian, SilverBow Resources, Vital Energy and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 10/31/23. 3. Cash Operating Margins are defined as revenues less cash operating costs including cash LOE, cash G&A, interest expense, workovers and other operating expenses, and production taxes and gathering/transportation costs. 3

Ring Energy, Inc. Committed to ESG 9 Critical to Sustainable Success 2022 Sustainability Report Progressing our ESG Journey A Target Zero Day is a Day that Results in: Zero Company or Contractor OSHA Recordable Injury, and Zero Agency Reportable Spill or Release as Defined by TRRC, EPA, TCEQ, etc., and Zero Preventable Vehicle Incidents, and Zero Unintentional Natural Gas Releases Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI • Created ESG Task Force in 2021 to monitor Company’s adherence to ESG standards and formally communicate to CEO and the Board on ongoing basis. • Established Target Zero 365 (TZ-365) Safety & Environmental Initiative in 2021 to further build culture for employees to work safely, openly communicate incidents, near misses, and strive for continuous improvement. – Designed to protect workforce, environment, communities and financial sustainability. – Focused on Safety-first environment and achieving high percentage of Target Zero Days. • 2023 Capital Program includes Fugitive Emission Reduction plans with: – Installation of Vapor Recovery Units. – Installation of Air Compression Equipment to operate Pneumatic Actuators. – Establishing Leak Detection and Repair program. • Refreshed all charters, guidelines and bylaws. • Increased charitable giving and employee outreach within the communities in which we live and work. Download Report PDF

Ring Energy, Inc. Value Proposition 10 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI 2023 and Beyond Trading at a discount Delivering competitive returns Proven strategy delivering superior results Disciplined capital program focused on maintaining production, FCF generation and debt reduction Pursuing accretive, balance sheet enhancing acquisitions to increase scale, lower break-even costs, and build inventory Goal is to position Ring to return capital to stockholders

www.ringenergy.com FINANCIAL OVERVIEW 11

Ring Energy, Inc. 2023 Q4 2023 Revised Guidance 12 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Grow Production, Generate FCF, Pay Down Debt Q4 2023 CAPEX Allocation D,C&E Recomp/Cap Workovers Land/Non-op/Other $37.5 million Mid Point 72% 22% 6% Sales Volumes Q4 2023 Total (Boe/d) 18,900 – 19,500 Mid Point (Boe/d) 19,200 - Oil (%) 69% - NGLs (%) 15% - Gas (%) 16% Capital Program Capital spending1 (millions) $35 – $40 - New Horizontal (Hz) wells drilled 3 – 4 - New Vertical wells drilled 2 – 3 - Wells completed and online 8 – 10 Operating Expenses LOE (per Boe) $10.50 – $11.00 1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, and infrastructure upgrades. Also included is anticipated spending for leasing costs, and non-operated drilling, completion, and capital workovers. REI Q4 production guidance remains the same despite the reduced volumes from the recent New Mexico asset divestiture

Ring Energy, Inc. 1.41x2 Q3 2022 1.56x2 Q4 2022 1.65x2 Q1 2023 1.64x2 Q2 2023 Historical Metrics 13 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Quarterly Analysis of AFCF1 Leverage Ratio (LTM)2 Disciplined and Efficient Capital Spending Focused on Sustainably Generating FCF Enhances Our Unrelenting Goal to Strengthen the Balance Sheet 1. Adjusted EBITDA and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. See Appendix for reconciliation. The Leverage Ratio of 1.69x includes an estimated $11.9 million deferred cash payment due in December 2023 for the Founders Acquisition, which is $15.0 million less anticipated post closing adjustments. Excluding the deferred payment in the calculation results in a Leverage Ratio of 1.64x. 3. Interest Expense included in table excluded deferred financing costs amortization. $56.0 $56.3 $58.6 $53.5 $58.6 -$40.3 -$42.6 -$38.9 -$31.6 -$42.4 -$5.9 -$8.2 -$9.2 -$9.3 -$10.0 $9.7 $5.5 $10.5 $12.6 $6.1 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 A d j. E B IT D A / C a p E x / I n t E x p Adj EBITDA $MM CapEx $MM Net Interest Exp $MM Adj. Free Cash Flow $MM 1.69x2 Q3 2023 3

Ring Energy, Inc. Reducing Debt & Increasing Liquidity 14 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Disciplined Capital Spending & Sustainably Generating FCF is the Key Adjusted Debt Paydown1,2 ($ Million) Liquidity3 ($ Million) 1. Paydown of $17million is net of the $182 million that was borrowed to fund the Stronghold acquisition. 2. Paydown of $19 million is net of the $50 million that was borrowed to fund the Founders acquisition. 3. Liquidity is defined as cash and cash equivalents plus available borrowings under Ring’s credit agreement. $8 $5 $6 $5 $10 $10 $17 $20 -$7 $25 $19 -$10 -$5 $0 $5 $10 $15 $20 $25 $30 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Stronghold Acquisition1 Stronghold Acquisition final deferred payment $46 $51 $56 $62 $71 $82 $165 $188 $179 $204 $171 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Stronghold Acquisition Founders Acquisition2 Founders Acquisition

www.ringenergy.com ASSET OVERVIEW

Ring Energy, Inc. Crane Andrews Yoakum Lea Gaines 19% 64% 17% Highly Oil Weighted Proved Reserves1 and Inventory 16 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI SEC YE 2022 (Does not include divestitures or acquisitions done in 2023) Reserves by Category (%) Reserves by PV-102 ($MM) Reserves by Product (%) Locations by County PD ~90 MMBoe PUD ~48 MMBoe Significant Increase in Proved Reserves and Inventory from Stronghold Acquisition (Excludes A&D in 2023) Provides Sustainable Future Growth and Capital Allocation Flexibility 78% MMBoe Increase YOY 35% 65% 138 MMBoe 31% 69% >200% PV-10 Increase YOY 1. Reserves as of 12/31/22 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mcf. 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types. 4. Based on Q4 2022 annualized production rate. $2,774 MMBoe PD $1,907 MM PUD $867 MM Oil 64% Gas 19% NGL 17% 138 MMBoe 21 Year Proved Reserve Life4 200+ PUD Locations 200+ PDNP Opportunities 400+3 Total Gross Locations & Opportunities SOLD

Ring Energy, Inc. Company Overview 17 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Core Assets 1. Reserves as of 12/31/22 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mcf, PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 2. Diluted weighted average shares of common stock outstanding as of 9/30/2023. Q3 2023 Net Production (MBoe/d) 17.5 Oil (Bo/d) ~ 69% NGLs (Bbls/d) ~ 15% Gas (Mcf/d) ~ 16% 12.0 2.6 17.0 LOE ($ per Boe) $11.18 YE22 PD Reserves1 PV10 ($MM) $1,907 YE22 PD Reserves1 (MMBoe) 90 YE22 PUD Reserves1 PV10 ($MM) $867 YE22 PUD Reserves1 (MMBoe) 48 Capex ($MM) $42.4 Shares Outstanding2 (MM) 195.4 Northern CBP Southern CBPIncludes operated & Non-operated

Ring Energy Expanding Core Areas in NWS & CBP

Acquisition Track Record

- Since 2018, Ring has successfully **grown production by a ~27% CAGR[1]** through 4Q 2023 (midpoint of Q4 guidance)
- Founders Acquisition added accretive near-term cash flows combined with **5+ years of high return drilling inventory** assuming 10 wells drilled per year
- Recent acquisitions have significantly **increased size & scale**, positioning the Company for future transactions
- Ring's **Value Focused Proven Strategy** pursuing accretive, **balance sheet enhancing acquisitions** is a key component of our future growth


6,100
Wishbone
STRONGHOLD
FOUNDERS OIL & GAS
New Management as of October 2020
19,200[4]
2018A Daily Production (Boe/d)
Wishbone Acquisition
Stronghold Acquisition
Founders Acquisition
PF Q4 2023E Daily Production (Boe/d)

Year Completed	2019	2022	2023	Total Acquired
Proved Reserves (MMBoe)[2]	34.3	66.6	9.2	110.1
% Oil	80%	54%	80%	75%[3]
Acquired Net Acreage	~37,000	~37,000	~3,600	~77,600
Acquisition Price ($MM)	$300	$465	$75	$840
Consideration Mix (% Cash / % Stock)	90% / 10%	51% / 49%	100% / 0%	68% / 32%


Ring Acquisitions
Legacy Acreage
Stronghold Acquisition
Wishbone Acquisition
FOG Acquisition
Yoakum
Lea
Gaines
Dawson
Andrews
Martin
Winkler
Ector
Midland
Ward
Crane
Upton

1 CAGR is compounded annualized growth rate.
2 Proved reserves for each of the transactions listed are based on the price forecasts reported as of the time the acquisition was announced.
3 Arithmetic sum, or average, as the case may be, of the three acquisitions.
4 Mid point of guidance for Q4 2023.

18 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Ring Energy, Inc. High Quality Inventory Provides Attractive Economic Returns 19 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Central Basin Platform 1 Other CBP includes the average well performance of 2022 vertical new wells drilled in Ector and Crane Counties not operated by Ring or Founders (“FOG”). The source for the Other CBP performance information was the Texas Railroad Commission. REI performance includes the average well performance of 2022 vertical new wells drilled in McKnight and PJ Lea fields and includes previously drilled Stronghold vertical wells. FOG performance includes the average well performance of 2022 vertical new wells drilled in Ector County. The source for the performance information for REI and FOG wells is Ring Energy, Inc. Undeveloped Drilling Locations • Inventory of 50+ low risk, high rate-of-return drilling locations lowers Ring’s break-even costs • Recent Founders’ vertical wells demonstrate superior initial performance to other recently drilled vertical wells in Ector and northern Crane counties • High oil cuts of the Founders’ assets improve Ring’s 4Q2023 pro forma commodity mix to 69% Oil 40 acre spacing 20 acre spacing 50+ Gross Locations Increased High Quality Inventory Inventory Breakdown Attractive Assets & Production CBP Vertical Production1 64% Oil 64-82% Oil >90% Oil 0 5,000 10,000 15,000 20,000 25,000 Other CBP REI FOG G ro ss C u m 1 8 0 -D ay /W el l A vg ., Tw o -S tr ea m B O E D&C Capex: $1.4 – 1.8MM $2.0 - 2.3MM Locations include 1P, 2P & 3P

Assets Overview

Deep Inventory of High-Return Drilling and Re-Completion Locations

Select Recent New Drill Vertical Well Results – Central Basin Platform

Year	Geological Region	Area	Well Name	Peak IP 30 / 60 (Boepd)	Oil (%)	WI (%)
2022	CBP	PJ Lea	Lea, P J Etal #3902M[1]	273	88%	100%
2022	CBP	PJ Lea	Lea, P J Etal #3903M[1]	257	94%	100%
2022	CBP	McKnight	McKnight, M B #0201G[1]	166	65%	100%
2022	CBP	McKnight	McKnight, M B #0202G[1]	129	66%	100%
2022	CBP	CBPS	UL 35 1401S[1]	151	71%	100%
2023	CBP	PJ Lea	PJ Lea #3907M[1,3]	233	80%	100%
2023	CBP	PJ Lea	PJ Lea #4603M[1,3]	126	77%	100%
2023	CBP	PJ Lea	PJ Lea #4005M[1,3]	148	75%	100%
2023	CBP	PJ Lea	PJ Lea #3801M[1,3]	124	74%	100%
2023	CBP	PJ Lea	PJ Lea #4007M[1,3]	358	85%	100%
2023	CBP	PJ Lea	PJ Lea #3910M[1,3]	264	79%	100%

Select Recent Re-Completion Well Results – Central Basin Platform

Year	Geological Region	Area	Well Name	Peak IP 60 (Boepd)	Oil (%)	WI (%)
2022	CBP	McKnight	McKnight, M B #510H[1]	120	50%	100%
2022	CBP	McKnight	McKnight, M B #157[1]	84	91%	100%
2022	CBP	McKnight	McKnight, M B #201[1]	132	65%	100%
2022	CBP	McKnight	McKnight, M B #213[1]	142	65%	100%
2022	CBP	McKnight	McKnight, M B #232[1]	99	76%	100%
2022	CBP	McKnight	McKnight, M B #0101S[1]	74	59%	100%
2023	CBP	McKnight	McKnight, M B #111[1]	93	52%	100%
2023	CBP	McKnight	McKnight, M B #156[1]	84	80%	100%



Basin
Northwest Shelf
Delaware
CBP
Midland
YOAKUM
TERRY
LEA
GAINES
ANDREWS
NG
WINKLER
ECTOR
MID
WARD
CRANE
UPTO
Ring Acreage
Includes operated & NonOP

Select Recent New Drill Horizontal Well Results – Northwest Shelf

Year	Geological Region	Area	Well Name	Peak IP 30 / 60 (Boepd)	Oil (%)	Lateral Length (ft)	WI (%)
2022	NWS	Platang	Boomer 727 #3H	350	96%	5058	100%
2022	NWS	Platang	Bucky 711 C #3H	336	92%	5038	91%
2022	NWS	Platang	Wishbone Farms 710 #6H	369	93%	4277	75%
2022	NWS	Platang	Razorback 663 #1H	518	90%	5058	87%
2022	NWS	Platang	Sooner 662 C #2H	592	93%	4860	100%
2022	NWS	Sable	Horned Frog 400 C #2XH	263	84%	7499	99%
2023	NWS	Platang	Cowboy Joe 708 4XH	505	84%	7041	95%
2023	NWS	Platang	Longhorn 708 3XH	432	82%	7735	75%
2023	NWS	Platang	Boomer 727 B 2XH[3]	348	83%	7628	75%
2023	NWS	Platang	Longhorn 708 1.5XH	459	88%	7735	75%
2023	NWS	Platang	Reveille 644 B #2H	304	88%	5053	100%
2023	NWS	Platang	Wishbone Farms 710 #4H	451	87%	4463	75%
2023	NWS	Platang	Smokey 399 A #2H[3]	184	86%	4905	91%

Select Recent New Drill Horizontal Well Results – Central Basin Platform

Year	Geological Region	Area	Well Name	Peak IP 30 / 60 (Boepd)	Oil (%)	Lateral Length (ft)	WI (%)
2022	CBP	UL lands	University Block 14 Cons. #2001XH	527	95%	7562	100%
2022	CBP	UL lands	University Block 14 Cons. #2503XH	250	95%	7386	100%
2022	CBP	UL lands	University Block 14 Cons. #2006XH	327	95%	7702	100%
2022	CBP	UL lands	University Block 14 Cons. #1903H	576	95%	5050	100%
2023	CBP	UL Lands	Zena #1XH[3]	245	95%	7716	100%
2023	CBP	UL Lands	University Block 14 Cons. #2501XH[3]	323	95%	7387	100%

1. Vertical completion no lateral length noted.
2. Peak IP 60 (Boepd) based on best rolling 60-day average.
3. Peak IP 30 (Boepd) based on best continuous rolling 30-day average, due to lack of 60 day production data.

20 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

San Andres Reservoir

Proven, Conventional, Top Tier Returns

	San Andres Hz	Delaware Hz	Midland Hz
High ROR Oil Play	✓	✓	✓
Low D&C Costs	✓		
Lower 1st Year Decline	✓		
Low Lease Acquisition Cost	✓		
Long life wells	✓		
Oil IPs >750 Bbl/d		✓	✓
Multiple Benches		✓	✓
> 85% Oil	✓		
$30-35/Bbl D&C Break-even[2]	✓		

- Permian Basin has produced >30 BBbl
  - San Andres accounts for ~40%
- Low D&C costs[1] $3.0 - $4.4 MM per well
- Vertical depth of ~5,000′
- Typical oil column of 200′ - 300′
- Life >35+ years
- Initial peak oil rates of 300 - 700 Bbl/d
- Higher primary recovery than shales
- Potential for waterflood and CO_2 flood

1. D&C capex range is for both 1.0 & 1.5 mile laterals and includes inflation adjustments.
2. Break-even costs is for core inventory in NWS & CBP asset areas. The range in break-even depends on lateral length, asset area and inflation adjustments.

21 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

www.ringenergy.com APPENDIX

Financial Overview

Derivative Summary as of September 30, 2023

	Oil Hedges (WTI)								
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Swaps:									
Hedged volume (Bbl)	138,000	170,625	156,975	282,900	368,000	—	—	184,000	—
Weighted average swap price	$ 74.52	$ 67.40	$ 66.40	$ 65.49	$ 68.43	$ —	$ —	$ 73.35	$ —
Deferred premium puts:									
Hedged volume (Bbl)	165,600	45,500	45,500	—	—	—	—	—	—
Weighted average strike price	$ 83.78	$ 84.70	$ 82.80	$ —	$ —	$ —	$ —	$ —	$ —
Weighted average deferred premium price	$ 14.61	$ 17.15	$ 17.49	$ —	$ —	$ —	$ —	$ —	$ —
Two-way collars:									
Hedged volume (Bbl)	274,285	339,603	325,847	230,000	128,800	474,750	464,100	184,000	—
Weighted average put price	$ 56.73	$ 64.20	$ 64.30	$ 64.00	$ 60.00	$ 57.06	$ 60.00	$ 65.00	$ —
Weighted average call price	$ 70.77	$ 79.73	$ 79.09	$ 76.50	$ 73.24	$ 75.82	$ 69.85	$ 80.08	$ —
Three-way collars:									
Hedged volume (Bbl)	15,598	—	—	—	—	—	—	—	—
Weighted average first put price	$ 45.00	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Weighted average second put price	$ 55.00	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Weighted average call price	$ 80.05	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

	Oil Hedges (basis differential)								
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Argus basis swaps:									
Hedged volume (MMBtu)	305,000	364,000	364,000	368,000	368,000	270,000	273,000	276,000	276,000
Weighted average spread price [(1)]	$ 1.10	$ 1.15	$ 1.15	$ 1.15	$ 1.15	$ 1.00	$ 1.00	$ 1.00	$ 1.00

	Gas Hedges (basis differential)								
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Waha basis swaps:									
Hedged volume (MMBtu)	324,021	—	—	—	—	—	—	—	—
Weighted average spread price [(1)]	$ 0.55	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
El Paso Permian Basin basis swaps:									
Hedged volume (MMBtu)	459,683	—	—	—	—	—	—	—	—
Weighted average spread price [(1)]	$ 0.63	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

	Gas Hedges (Henry Hub)								
	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
NYMEX Swaps:									
Hedged volume (MMBtu)	134,102	152,113	138,053	121,587	644,946	616,199	591,725	285,200	—
Weighted average swap price	$ 3.35	$ 3.62	$ 3.61	$ 3.59	$ 4.45	$ 3.78	$ 3.43	$ 3.73	$ —
Two-way collars:									
Hedged volume (MMBtu)	383,587	591,500	568,750	552,000	—	—	—	285,200	—
Weighted average put price	$ 3.15	$ 4.00	$ 4.00	$ 4.00	$ —	$ —	$ —	$ 3.00	$ —
Call hedged volume (MMBtu)	383,587	591,500	568,750	552,000	—	—	—	285,200	—
Weighted average call price	$ 4.51	$ 6.29	$ 6.29	$ 6.29	$ —	$ —	$ —	$ 4.80	$ —

1. The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude. The gas basis swap hedges are calculated as the Henry Hub natural gas price less the fixed amount specified as the weighted average spread price above.

23 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Income Statement and Operational Stats

RING ENERGY

Income Statement

	(Unaudited) Three Months Ended September 30, 2023	June 30, 2023	September 30, 2022	(Unaudited) Nine Months Ended September 30, 2023	September 30, 2022
Oil, Natural Gas, and Natural Gas Liquids Revenues	$ 93,681,798	$ 79,348,573	$ 94,408,948	$ 261,113,283	$ 247,551,855
Costs and Operating Expenses					
Lease operating expenses	18,015,348	15,938,106	13,029,098	51,426,145	30,283,706
Gathering, transportation and processing costs	(4,530)	(1,632)	—	(6,985)	1,846,247
Ad valorem taxes	1,779,163	1,670,343	1,199,385	5,120,119	3,100,578
Oil and natural gas production taxes	4,753,289	4,012,139	4,563,519	13,173,568	11,939,338
Depreciation, depletion and amortization	21,989,034	20,792,932	14,324,502	64,053,637	34,854,993
Asset retirement obligation accretion	354,175	353,878	243,140	1,073,900	617,685
Operating lease expense	138,220	115,353	83,590	366,711	250,770
General and administrative expense	7,083,574	6,810,243	7,393,848	21,023,956	18,748,427
Total Costs and Operating Expenses	54,108,273	49,691,362	40,837,082	156,231,051	101,641,744
Income from Operations	39,573,525	29,657,211	53,571,866	104,882,232	145,910,111
Other Income (Expense)					
Interest income	80,426	79,745	4	160,171	4
Interest (expense)	(11,381,754)	(10,550,807)	(7,021,385)	(32,322,840)	(13,699,045)
Gain (loss) on derivative contracts	(39,222,755)	3,264,660	32,851,189	(26,483,190)	(2,201,970)
Gain (loss) on disposal of assets	—	(132,109)	—	(132,109)	—
Other income	—	116,610	—	126,210	—
Net Other Income (Expense)	(50,524,083)	(7,221,901)	25,829,808	(58,651,758)	(15,901,011)
Income (Loss) Before Benefit from (Provision for) Income Taxes	(10,950,558)	22,435,310	79,401,674	46,230,474	130,009,100
Benefit from (Provision for) Income Taxes	3,411,336	6,356,295	(4,315,783)	7,737,688	(5,866,744)
Net Income (Loss)	$ (7,539,222)	$ 28,791,605	$ 75,085,891	$ 53,968,162	$ 124,142,356
Basic Earnings (Loss) per Share	$ (0.04)	$ 0.15	$ 0.65	$ 0.29	$ 1.16
Diluted Earnings (Loss) per Share	$ (0.04)	$ 0.15	$ 0.49	$ 0.28	$ 0.92
Basic Weighted-Average Shares Outstanding	195,361,476	193,077,859	115,376,280	188,865,752	107,349,184
Diluted Weighted-Average Shares Outstanding	195,361,476	195,866,533	151,754,995	194,583,215	134,826,275

Operational Stats

	Three Months Ended September 30, 2023	June 30, 2023	September 30, 2022	Nine Months Ended September 30, 2023	September 30, 2022
Net sales volumes:					
Oil (Bbls)	1,106,531	1,079,379	932,770	3,325,323	2,338,469
Natural gas (Mcf)	1,567,104	1,557,545	952,762	4,726,056	2,408,241
Natural gas liquids (Bbls)[1]	243,142	232,698	130,052	715,832	130,052
Total oil, natural gas and natural gas liquids (Boe)[1][2]	1,610,857	1,571,668	1,221,616	4,828,831	2,869,895
% Oil	69 %	69 %	76 %	69 %	81 %
Average daily equivalent sales (Boe/d)	17,509	17,271	13,278	17,688	10,512
Average realized sales prices:					
Oil ($/Bbl)	$ 81.69	$ 72.30	$ 92.64	$ 75.79	$ 98.16
Natural gas ($/Mcf)	0.36	(0.71)	4.89	0.11	6.10
Natural gas liquids ($/Bbls)[1]	11.22	10.35	25.68	11.97	25.68
Barrel of oil equivalent ($/Boe)	$ 58.16	$ 50.49	$ 77.28	$ 54.07	$ 86.26
Average costs and expenses per Boe ($/Boe):					
Lease operating expenses	$ 11.18	$ 10.14	$ 10.67	$ 10.65	$ 10.55
Gathering, transportation and processing costs	—	—	—	—	0.64
Ad valorem taxes	1.10	1.06	0.98	1.06	1.08
Oil and natural gas production taxes	2.95	2.55	3.74	2.73	4.16
Depreciation, depletion and amortization	13.65	13.23	11.73	13.26	12.15
Asset retirement obligation accretion	0.22	0.23	0.20	0.22	0.22
Operating lease expense	0.09	0.07	0.07	0.08	0.09
General and administrative expense (including share-based compensation)	4.40	4.33	6.05	4.35	6.53
G&A (excluding share-based compensation) [3]	3.05	2.89	4.79	3.03	4.80
G&A (excluding share-based compensation and transaction costs) [3]	3.15	2.75	3.85	3.02	4.40

1. Beginning July 1, 2022, revenues were reported on a three-stream basis, separately reporting crude oil, natural gas, and natural gas liquids volumes and sales. For periods prior to July 1, 2022, volumes and sales for natural gas liquids were presented with natural gas.
2. Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding). The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly.
3. Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure.

24 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Balance Sheet and Cash Flow Statement

Balance Sheet

	(Unaudited) September 30, 2023	December 31, 2022
ASSETS		
Current Assets		
Cash and cash equivalents	$ 138,581	$ 3,712,526
Accounts receivable	45,756,047	42,448,719
Joint interest billing receivables, net	3,306,125	983,802
Derivative assets	1,845,133	4,669,162
Inventory	5,548,835	9,250,717
Prepaid expenses and other assets	2,033,013	2,101,538
Total Current Assets	58,627,734	63,166,464
Properties and Equipment		
Oil and natural gas properties, full cost method	1,628,230,243	1,463,838,595
Financing lease asset subject to depreciation	3,306,372	3,019,476
Fixed assets subject to depreciation	2,946,274	3,147,125
Total Properties and Equipment	1,634,482,889	1,470,005,196
Accumulated depreciation, depletion and amortization	(353,111,293)	(289,935,259)
Net Properties and Equipment	1,281,371,596	1,180,069,937
Operating lease asset	2,644,519	1,735,013
Derivative assets	6,465,355	6,129,410
Deferred financing costs	14,199,738	17,898,973
Total Assets	$1,363,308,942	$1,268,999,797
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Accounts payable	$110,392,713	$111,398,268
Income tax liability	264,261	—
Financing lease liability	806,993	709,653
Operating lease liability	503,420	398,362
Derivative liabilities	23,906,800	13,345,619
Notes payable	950,068	499,880
Deferred cash payment	14,783,879	14,807,276
Asset retirement obligations	279,681	635,843
Total Current Liabilities	151,887,815	141,794,901
Non-current Liabilities		
Deferred income taxes	497,067	8,499,016
Revolving line of credit	428,000,000	415,000,000
Financing lease liability, less current portion	690,456	1,052,479
Operating lease liability, less current portion	2,207,248	1,473,897
Derivative liabilities	18,089,847	10,485,650
Asset retirement obligations	28,482,982	29,590,463
Total Liabilities	629,855,415	607,896,406
Commitments and contingencies		
Stockholders' Equity		
Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock - $0.001 par value; 450,000,000 shares authorized; 195,380,527 shares and 175,530,212 shares issued and outstanding, respectively	195,380	175,530
Additional paid-in capital	793,603,238	775,241,114
Accumulated deficit	(60,345,091)	(114,313,253)
Total Stockholders' Equity	733,453,527	661,103,391
Total Liabilities and Stockholders' Equity	$1,363,308,942	$1,268,999,797

Cash Flow (Unaudited)

	Three Months Ended			Nine Months Ended	
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Cash Flows From Operating Activities					
Net income (loss)	$ (7,539,222)	$ 28,791,605	$ 75,085,891	$ 53,968,162	$ 124,142,356
Adjustments to reconcile net income (loss) to net cash provided by operating activities:					
Depreciation, depletion and amortization	21,989,034	20,792,932	14,324,503	64,053,637	34,854,993
Asset retirement obligation accretion	354,175	353,878	243,140	1,073,900	617,685
Amortization of deferred financing costs	1,258,466	1,220,385	1,095,073	3,699,235	1,483,621
Share-based compensation	2,170,735	2,260,312	1,543,033	6,374,743	4,964,188
Bad debt expense	19,656	19,315	—	41,865	—
Deferred income tax expense (benefit)	(3,585,002)	(6,548,363)	4,279,047	(8,160,712)	5,830,008
Excess tax expense (benefit) related to share-based compensation	7,886	150,877	—	158,763	—
(Gain) loss on derivative contracts	39,222,755	(3,264,660)	(32,851,189)	26,483,190	2,201,970
Cash received (paid) for derivative settlements, net	(5,350,798)	179,595	(14,861,116)	(5,829,728)	(48,593,882)
Changes in operating assets and liabilities:					
Accounts receivable	(14,419,854)	5,320,051	(6,907,079)	(5,671,516)	(21,300,907)
Inventory	1,778,460	1,480,824	—	3,701,882	—
Prepaid expenses and other assets	1,028,203	(1,489,612)	(40,823)	68,525	(2,308,540)
Accounts payable	18,562,202	(5,471,391)	27,144,096	3,500,913	33,992,075
Settlement of asset retirement obligation	(105,721)	(429,567)	(881,768)	(1,025,607)	(2,548,344)
Net Cash Provided by Operating Activities	55,390,975	43,366,181	68,172,808	142,437,252	133,335,223
Cash Flows From Investing Activities					
Payments for the Stronghold Acquisition	—	—	(183,359,626)	(18,511,170)	(183,359,626)
Payments for the Founders Acquisition	(49,902,757)	—	—	(49,902,757)	—
Payments to purchase oil and natural gas properties	(726,519)	(819,644)	(467,840)	(1,605,262)	(1,211,691)
Payments to develop oil and natural gas properties	(40,444,810)	(35,611,915)	(34,121,878)	(112,996,032)	(83,776,050)
Payments to acquire or improve fixed assets subject to depreciation	(183,904)	(11,324)	(66,838)	(209,798)	(158,598)
Sale of fixed assets subject to depreciation	—	332,230	—	332,230	134,600
Proceeds from divestiture of equipment for oil and natural gas properties	—	—	—	54,558	25,066
Proceeds from sale of Delaware properties	(384,225)	7,992,917	—	7,608,692	—
Proceeds from sale of New Mexico properties	4,312,502	—	—	4,312,502	—
Net Cash (Used in) Investing Activities	(87,329,713)	(28,117,736)	(218,016,182)	(170,917,037)	(268,346,299)
Cash Flows From Financing Activities					
Proceeds from revolving line of credit	94,500,000	28,500,000	541,500,000	179,000,000	592,000,000
Payments on revolving line of credit	(63,500,000)	(53,500,000)	(376,500,000)	(166,000,000)	(447,000,000)
Proceeds from issuance of common stock from warrant exercises	—	8,687,655	2,400,000	12,301,596	7,563,126
Payments for taxes withheld on vested restricted shares, net	(18,302)	(141,682)	(6,790)	(294,365)	(264,484)
Proceeds from notes payable	—	1,565,071	316,677	1,565,071	1,245,303
Payments on notes payable	(462,606)	(152,397)	(333,341)	(1,114,883)	(954,082)
Payment of deferred financing costs	—	—	(18,762,502)	—	(18,762,502)
Reduction of financing lease liabilities	(191,748)	(182,817)	(103,392)	(551,579)	(334,034)
Net Cash Provided by (Used in) Financing Activities	30,327,344	(15,224,170)	148,510,652	24,905,840	133,493,327
Net Increase (Decrease) in Cash	(1,611,394)	24,275	(1,332,722)	(3,573,945)	(1,517,749)
Cash at Beginning of Period	1,749,975	1,725,700	2,223,289	3,712,526	2,408,316
Cash at End of Period	$ 138,581	$ 1,749,975	$ 890,567	$ 138,581	$ 890,567

25 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Ring Energy, Inc. The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, per the Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, including accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligation, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this non-GAAP measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector. “Leverage” or the “Leverage Ratio” is calculated under our existing senior revolving credit facility and means as of any date, the ratio of (i) our consolidated total debt as of such date to (ii) our Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under our existing senior revolving credit facility; provided that for the purposes of the definition of ‘Leverage Ratio’, (a) for the fiscal quarter ended September 30, 2022, Consolidated EBITDAX is calculated by multiplying Consolidated EBITDAX for such fiscal quarter by four, (b) for the fiscal quarter ended December 31, 2022, Consolidated EBITDAX is calculated by multiplying Consolidated EBITDAX for the two fiscal quarter period ended on December 31, 2022 by two, (c) for the fiscal quarter ended March 31, 2023, Consolidated EBITDAX is calculated by multiplying Consolidated EBITDAX for the three fiscal quarter period ended on March 31, 2023 by four-thirds, and (d) for each fiscal quarter thereafter, Consolidated EBITDAX will be calculated by adding Consolidated EBITDAX for the four consecutive fiscal quarters ending on such date. The Company defines “Consolidated EBITDAX” in accordance with our existing senior revolving credit facility and it means for any period an amount equal to the sum of (i) consolidated net income for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP, (D) exploration expenses determined on a consolidated basis in accordance with GAAP, and (E) all other non-cash charges acceptable to our senior revolving credit facility administrative agent determined on a consolidated basis in accordance with GAAP, in each case for such period minus (iii) all noncash income added to consolidated net income for such period; provided that, for purposes of calculating compliance with the financial covenants set forth in our senior revolving credit facility, to the extent that during such period we shall have consummated an acquisition permitted by the senior revolving credit facility or any sale, transfer or other disposition of any person, business, property or assets permitted by the senior revolving credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to such person, business, property or assets so acquired or disposed of. Also set forth in our existing senior revolving credit facility is the maximum permitted Leverage Ratio of 3.00. PV-10 is a financial measure not prepared in accordance with GAAP that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of its oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company defines “Return on Capital Employed” or “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. Non-GAAP Disclosure 26 Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” and “Leverage Ratio.” Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA is a key metric used to determine the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. “Adjusted Net Income” is calculated as net income (loss) minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized gains and losses on changes in the fair value of derivatives, and related transaction costs. Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare our results with our peers. The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense, unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities less changes in operating assets and liabilities (as reflected on our statements of cash flows); plus transaction costs for executed acquisitions and divestitures; current tax expense (benefit); proceeds from divestitures of equipment for oil and natural gas properties; loss (gain) on disposal of assets; and less capital expenditures; bad debt expense; and other income. For this purpose, our definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and the lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in our capital expenditures guidance provided to investors. Our management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of our current operating activities after the impact of accrued capital expenditures and net interest expense and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow. The table below provides detail of PV-10 to the standardized measure of discounted future net cash flows as of December 31, 2022. Present value of estimated future net revenues (PV-10) $ 2,773,657 Future income taxes, discounted at 10% 501,543 Standardized measure of discounted future net cash flows $ 2,272,114

Non-GAAP Reconciliations

RING ENERGY

Adjusted Net Income

(Unaudited for All Periods)

	Three Months Ended						Nine Months Ended			
	September 30, 2023		June 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022	
	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted
Net Income (Loss)	$ (7,539,222)	$ (0.04)	$ 28,791,605	$ 0.15	$ 75,085,891	$ 0.49	$ 53,968,162	$ 0.28	$124,142,356	$ 0.92
Share-based compensation	2,170,735	0.01	2,260,312	0.01	1,543,033	0.01	6,374,743	0.03	4,964,188	0.04
Unrealized loss (gain) on change in fair value of derivatives	33,871,957	0.17	(3,085,065)	(0.02)	(47,712,305)	(0.32)	20,653,462	0.11	(46,391,912)	(0.34)
Transaction costs - executed A&D	(157,641)	—	220,191	—	1,142,963	0.01	62,550	—	1,142,963	0.01
Tax impact on adjusted items	(2,059,802)	(0.01)	(171,282)	—	2,447,351	0.02	(1,752,617)	(0.01)	1,817,876	0.01
Adjusted Net Income	$ 26,286,027	$ 0.13	$ 28,015,761	$ 0.14	$ 32,506,933	$ 0.21	$ 79,306,300	$ 0.41	$ 85,675,471	$ 0.64
Diluted Weighted-Average Shares Outstanding	195,361,476		195,866,533		151,754,995		194,583,215		134,826,275	
Adjusted Net Income per Diluted Share	$ 0.13		$ 0.14		$ 0.21		$ 0.41		$ 0.64	

Adjusted EBITDA

(Unaudited for All Periods)

	Three Months Ended			Nine Months Ended	
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net Income (Loss)	$ (7,539,222)	$ 28,791,605	$ 75,085,891	$ 53,968,162	$ 124,142,356
Interest expense, net	11,301,328	10,471,062	7,021,381	32,162,669	13,699,041
Unrealized loss (gain) on change in fair value of derivatives	33,871,957	(3,085,065)	(47,712,305)	20,653,462	(46,391,912)
Income tax (benefit) expense	(3,411,336)	(6,356,295)	4,315,783	(7,737,688)	5,866,744
Depreciation, depletion and amortization	21,989,034	20,792,932	14,324,502	64,053,637	34,854,993
Asset retirement obligation accretion	354,175	353,878	243,140	1,073,900	617,685
Transaction costs - executed A&D	(157,641)	220,191	1,142,963	62,550	1,142,963
Share-based compensation	2,170,735	2,260,312	1,543,033	6,374,743	4,964,188
Loss (gain) on disposal of assets	—	132,109	—	132,109	—
Other income	—	(116,610)	—	(126,210)	—
Adjusted EBITDA	$ 58,579,030	$ 53,464,119	$ 55,964,388	$ 170,617,334	$ 138,896,058
Adjusted EBITDA Margin	63 %	67 %	59 %	65 %	56 %

27 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Leverage Ratio

	(Unaudited) Three Months Ended December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 14,492,669	$ 32,715,779	$ 28,791,605	$ (7,539,222)	$ 68,460,831
Plus: Interest expense	9,468,688	10,390,279	10,471,062	11,301,328	41,631,357
Plus: Income tax provision (benefit)	2,541,980	2,029,943	(6,356,295)	(3,411,336)	(5,195,708)
Plus: Depreciation, depletion and amortization	20,885,774	21,271,671	20,792,932	21,989,034	84,939,411
Plus: non-cash charges acceptable to Administrative Agent	7,962,406	(7,823,887)	(470,875)	36,396,867	36,064,511
Consolidated EBITDAX	$ 55,351,517	$ 58,583,785	$ 53,228,429	$ 58,736,671	$ 225,900,402
Plus: Pro Forma Acquired Consolidated EBITDAX	$ 8,086,135	$ 15,385,792	$ 9,542,529	$ 4,810,123	$ 37,824,579
Less: Pro Forma Divested Consolidated EBITDAX	(974,021)	(1,166,607)	(223,947)	(341,098)	$ (2,705,673)
Pro Forma Consolidated EBITDAX	$ 62,463,631	$ 72,802,970	$ 62,547,011	$ 63,205,696	$ 261,019,308
Non-cash charges acceptable to Administrative Agent					
Asset retirement obligation accretion	$ 365,747	$ 365,847	$ 353,878	$ 354,175	
Unrealized loss (gain) on derivative assets	5,398,615	(10,133,430)	(3,085,065)	33,871,957	
Share-based compensation	2,198,044	1,943,696	2,260,312	2,170,735	
Total non-cash charges acceptable to Administrative Agent	$ 7,962,406	$ (7,823,887)	$ (470,875)	$ 36,396,867	

	As of September 30, 2023	Corresponding Leverage Ratio
Leverage Ratio Covenant:		
Revolving line of credit	$ 428,000,000	1.64
Estimated Founders deferred payment [1]	11,906,300	0.05
Consolidated Total Debt	$ 439,906,300	1.69
Pro Forma Consolidated EBITDAX	261,019,308	
Leverage Ratio	1.69	
Maximum Allowed	≤ 3.00x	

(1) Estimated post close adjustment subject to review.

Adjusted Free Cash Flow

	(Unaudited for All Periods) Three Months Ended September 30, 2023	June 30, 2023	September 30, 2022	Nine Months Ended September 30, 2023	September 30, 2022
Net Cash Provided by Operating Activities	$ 55,390,975	$ 43,366,181	$ 68,172,808	$ 142,437,252	$ 133,335,223
Adjustments - Condensed Statements of Cash Flows					
Changes in operating assets and liabilities	(6,843,290)	589,695	(19,314,427)	(574,197)	(7,834,284)
Transaction costs - executed A&D	(157,641)	220,191	1,142,963	62,550	1,142,963
Income tax expense (benefit) - current	165,780	41,191	36,736	264,261	36,736
Capital expenditures	(42,398,484)	(31,608,483)	(40,295,388)	(113,152,655)	(110,245,399)
Proceeds from divestiture of equipment for oil and natural gas properties	—	—	—	54,558	25,066
Bad debt expense	(19,656)	(19,315)	—	(41,865)	—
Loss (gain) on disposal of assets	—	132,109	—	132,109	—
Other income	—	(116,610)	—	(126,210)	—
Adjusted Free Cash Flow	$ 6,137,684	$ 12,604,959	$ 9,742,692	$ 29,055,803	$ 16,460,305

	(Unaudited for All Periods) Three Months Ended September 30, 2023	June 30, 2023	September 30, 2022	Nine Months Ended September 30, 2023	September 30, 2022
Adjusted EBITDA	$ 58,579,030	$ 53,464,119	$ 55,964,388	$ 170,617,334	$ 138,896,058
Net interest expense (excluding amortization of deferred financing costs)	(10,042,862)	(9,250,677)	(5,926,308)	(28,463,434)	(12,215,420)
Capital expenditures	(42,398,484)	(31,608,483)	(40,295,388)	(113,152,655)	(110,245,399)
Proceeds from divestiture of equipment for oil and natural gas properties	—	—	—	54,558	25,066
Adjusted Free Cash Flow	$ 6,137,684	$ 12,604,959	$ 9,742,692	$ 29,055,803	$ 16,460,305

28 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Adjusted Cash Flow from Operations (ACFFO)

	(Unaudited for All Periods) Three Months Ended September 30, 2023	June 30, 2023	September 30, 2022	Nine Months Ended September 30, 2023	September 30, 2022
Net Cash Provided by Operating Activities	$ 55,390,975	$ 43,366,181	$ 68,172,808	$ 142,437,252	$ 133,335,223
Changes in operating assets and liabilities	(6,843,290)	589,695	(19,314,426)	(574,197)	(7,834,284)
Adjusted Cash Flow from Operations	$ 48,547,685	$ 43,955,876	$ 48,858,382	$ 141,863,055	$ 125,500,939

Cash Return on Capital Employed (CROCE)

	(Unaudited) Year Ended 12/31/2022	12/31/2021	12/31/2020
Average Debt	$ 352,500,000	$ 301,500,000	$ 339,750,000
Average Equity	480,988,237	297,695,010	409,137,873
Average debt and shareholder equity	$ 833,488,237	$ 599,195,010	$ 748,887,873
Adjusted Cash Flow from Operations (ACFFO):			
Net Cash Provided by Operating Activities	$ 196,976,729	$ 72,731,212	$ 72,159,255
Less changes in operating assets and liabilities	(24,091,577)	(3,236,824)	(2,418,446)
Adjusted Cash Flow from Operations	$ 172,885,152	$ 69,494,388	$ 69,740,809
CROCE (ACFFO)/(Average D+E)	20.7%	11.6%	9.3%

G&A Reconciliations

	(Unaudited for All Periods) Three Months Ended September 30, 2023	June 30, 2023	September 30, 2022	Nine Months Ended September 30, 2023	September 30, 2022
General and administrative expense (G&A)	$ 7,083,574	$ 6,810,243	$ 7,393,848	$ 21,023,956	$ 18,748,427
Shared-based compensation	2,170,735	2,260,312	1,543,033	6,374,743	4,964,188
G&A excluding share-based compensation	4,912,839	4,549,931	5,850,815	14,649,213	13,784,239
Transaction costs - executed A&D	(157,641)	220,191	1,142,963	62,550	1,142,963
G&A excluding share-based compensation and transaction costs	$ 5,070,480	$ 4,329,740	$ 4,707,852	$ 14,586,663	$ 12,641,276

PV-10

Oil (Bbl)	Natural Gas (Mcf)	Natural Gas Liquids (Bbl)	Total (Boe) [1]	Pre-Tax PV-10 Value [2]	Standardized Measure of Discounted Future Net Cash Flows
88,704,743	157,870,449	23,105,658	138,122,143	$ 2,773,656,500	$ 2,272,113,518

29 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Experienced Management Team

Shared Vision with a Track Record of Success



Paul D. McKinney
Chairman & Chief Executive Officer

- 39+ years of domestic & international oil & gas industry experience
- Executive & board roles include CEO, President, COO, Region VP and public & private board directorships



Marinos Baghdati
EVP of Operations

- 19+ years of oil & gas industry experience
- Operational experience in drilling, completions and production including VP Operations, Operations manager, multiple engineering roles



Stephen D. Brooks
EVP of Land, Legal, HR & Marketing

- 45+ years of oil & gas industry experience
- Extensive career as landman including VP Land & Legal, VP HR VP Land and Land Manager



Alexander Dyes
EVP of Engineering & Corporate Strategy

- 16+ years of oil & gas industry experience
- Multi-disciplined experience including VP A&D, VP Engineering, Director Strategy, multiple engineering & operational roles



Travis Thomas
EVP & Chief Financial Officer

- 18+ years of oil & gas industry experience & accounting experience
- High level financial experience including CAO, VP Finance, Controller, Treasurer



Hollie Lamb
VP of NonOP Reservoir Engineering / O&G Marketing

- 20+ years of oil & gas industry experience
- Previously Partner of HeLMS Oil & Gas, VP Engineering, Reservoir & Geologic Engineer

30 Ring Energy, Inc. Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

Board of Directors

Accomplished and Diversified Experience



Paul D. McKinney
Chairman & Chief Executive Officer

- 35+ years of domestic & international oil & gas industry experience
- Executive & board roles include CEO, President, COO, Region VP and public & private board directorships



Anthony D. Petrelli
Lead Independent Director

- 43+ years of banking, capital markets, governance & financial experience
- Executive and Board positions include CEO, President, multiple board chairs & directorships



Roy I. Ben-Dor
Director

- 14+ years of finance & capital markets experience
- Extensive financial and capital markets acumen and experience including Managing Director and numerous Board Director positions



John A. Crum
Independent Director

- 45+ years of domestic & international oil & gas industry experience
- Extensive executive roles including CEO, President & COO, and multiple public & private board chairs & directorships



David S. Habachy
Independent Director

- 24+ years of oil & gas industry, finance & capital markets experience
- Wide range of operations, engineering, financial and capital markets roles and experience including Managing Director and numerous Board Director positions



Richard E. Harris
Independent Director

- 40+ years of experience across multiple industries
- Executive positions in oil & gas, industrial equipment, and technology including CIO, Treasurer, Finance and Business Development



Thomas L. Mitchell
Independent Director

- 35+ years of domestic & international oil & gas industry experience
- Executive & board roles include CFO, VP Accounting, Controller and public & private board directorships



Regina Roesener
Independent Director

- 35+ years of banking, capital markets, governance & financial experience
- Executive and Board positions including COO, director and Board Director positions



Clayton E. Woodrum
Independent Director

- 50+ years of accounting, tax & finance experience
- Wide range of financial acumen including positions as CFO, Partner in Charge and Board Director positions

31 | Ring Energy, Inc. | Value Focused Proven Strategy | November 3, 2023 | NYSE American: REI

www.ringenergy.com THANK YOU Company Contact Al Petrie (281) 975-2146 apetrie@ringenergy.com Wes Harris (281) 975-2146 wharris@ringenergy.com Analyst Coverage Alliance Global Partners (A.G.P.) Jeff Grampp (949) 296 4171 jgrampp@allianceg.com ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247-9000 neal.dingmann@truist.com Tuohy Bothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com Ring Headquarters 1725 Hughes Landing Blvd Ste 900 The Woodlands, TX 77830 Phone: 281-397-3699